SUPPLEMENT DATED FEBRUARY 28, 2006

TO PROSPECTUSES DATED MAY 1, 2005

AS SUPPLEMENTED JANUARY 30, 2006

for

Variable Universal Life (“VUL”) 1

Survivorship Variable Universal Life (“SVUL”) 1

Variable Life Plus (“VLP”) 2

SUPPLEMENT DATED FEBRUARY 28, 2006

TO PROSPECTUSES DATED MAY 1, 2005

AS SUPPLEMENTED OCTOBER 11, 2005 AND FURTHER SUPPLEMENTED JANUARY 30, 2006

for

Variable Life Select 3

[1]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) in California and New York, and by C.M. Life Insurance Company (“C.M. Life”) in all other jurisdictions. This product is no longer available for sale.
[2]	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) in New York and by MML Bay State Life Insurance Company in all other jurisdictions. This product is no longer available for sale.
[3]	Issued by MassMutual in New York and Puerto Rico and by MML Bay State Life Insurance Company in all other jurisdictions. This product is no longer available for sale.

This supplement includes information related to the policies described by the above-listed prospectuses:

1.	For the VLP Prospectus, the last sentence in the fourth paragraph located under the heading, “Premium Payments and Flexibility” is replaced with the following text. For all other prospectuses listed above, the second paragraph located under the heading, “Premium Payment Plan” is replaced with the following text.

Notification of account changes must be received at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

The following information amends the VUL and SVUL prospectuses only:

1.	The following text is inserted under the heading, “Premium Payment Plan.”

Notification of account changes must be received at our Administrative Office prior to 15 days before the next draft. Withdrawals from your bank account will be made on the 28th of each month unless you specify another date. We may automatically switch you to quarterly payments if (1) your policy has insufficient value to cover the monthly charges due and your elected premium is below the current monthly deductions or (2) we are unable to obtain the premium payment from your bank account.

You may also pay premiums from your existing Oppenheimer Money Market account provided the fund participates in the “Oppenheimer Premium Payment Plan”. Through this service, we automatically deduct premium payments from the Oppenheimer account you designate.

You should note that we cannot apply premium to your policy until 10 business days after your investment into the Oppenheimer account. For example, if you allocated funds to the Oppenheimer account on January 1st, the premium cannot be applied to your policy until January 11th regardless of when the premium is due. Withdrawals from your Oppenheimer account will be made on the 28th of each month unless you specify another date.

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You can make changes to the Oppenheimer Premium Payment Plan by contacting our Administrative Office. The Oppenheimer account owner, or the policy owner may terminate the Oppenheimer Premium Payment Plan at any time, upon 30 days advanced written notice to the MassMutual address listed below.

MassMutual Financial Group

Life Customer Service Hub

1295 State Street

Springfield, MA 01111-0001

There are no other changes being made at this time.

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